UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 1, 2005

Commission File Number  0-15949

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

California	94-2862863
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer identification No.)

100 Rowland Way, Suite 300, Novato, CA	94945
(Address of principal executive offices)	(Zip code)

(415) 878-4000
(Registrant's telephone number including area code)

This Form 8-K/A amends the current report on Form 8-K dated July 8, 2005 (filed July 7, 2005) to include Item 9.01-Financial Statements and Exhibits and this document should be read in place of the current report on Form 8-K/A filed September 14, 2005.

Item 9.01 Financial Statements and Exhibits

(b)         Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements presented below are based on the historical financial statements of International Microcomputer Software, Inc. (the “Company” or “IMSI”) and give effect to the disposition of Allume Systems, Inc. (“Allume“)   The pro forma condensed consolidated balance sheet gives effect to the sale to Smith Micro Software, Inc. as if it occurred on June 30, 2004.  The unaudited pro forma condensed consolidated statements of operations eliminate the Allume operations of the business sold in order to reflect the operations of the Company, as if the business had been sold as of the date of original purchase of Allume by IMSI (April 19, 2004) for the year ended June 30, 2004 and the nine months ended March 31, 2005.

The unaudited pro forma condensed consolidated statements of operations for the year ended June 30, 2004 reflect the pro forma adjustments necessary to eliminate the results of the Allume operations, including revenue, cost of services and other costs and expenses related to Allume. The pro-forma financial information purports to represent what the Company’s results of operations would have been had the sale of Allume to Smith Micro Software, Inc. occurred on April 19, 2004.

The unaudited pro forma condensed consolidated balance sheet is presented for illustrative purposes only and is not necessarily indicative of the financial position that would have been achieved had the pro forma events described in the notes to the pro forma condensed consolidated balance sheet described below been completed as of April 19, 2004.

The following pro forma condensed consolidated financial statements should be read in conjunction with the Company’s consolidated financial statements and the accompanying notes thereto included in the Company’s Annual Report on Form 10-KSB for the year ended June 30, 2004, and Quarterly Reports on Form 10-QSB for the nine months ended March 31, 2005.

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share data)
		Year Ended June 30, 2004
	IMSI	Allume Systems, Inc.	Pro-forma Adjustments	Notes	Pro-forma IMSI
Net revenues	$11,985	($1,968)			$10,017
Product costs	4,138	(488)			3,650

Gross margin	7,847	(1,480)			6,367

Costs and expenses
Sales and marketing	5,190	(762)			4,428
General and administrative	3,910	(233)			3,677
Research and development	2,519	(480)			2,039

Total operating expenses	11,619	(1,475)			10,144

Operating loss	(3,772)	(5)			(3,777)

Other income and (expense)
Interest and other, net	78	(14)			64
Realized and unrealized gains on marketable securities	2,567				2,567
Loss on disposal of fixed assets	(13)				(13)
Gain on sale of product line	59				59
Gain on extinguishment of debt	76				76

Loss before income tax	(1,005)	(19)			(1,024)

Income tax provision	(38)				(38)

Loss from continuing operations	(1,043)	(19)			(1,062)

Loss from discontinued operations, net of tax	(312)	19			(293)
Gain from the sale of discontinued operations, net of tax	2,000		(260)	(A)	1,740

Net income	645	0	(260)		385

Other comprehensive loss
Foreign currency translation adjustment	(8)				(8)

Comprehensive income	$637	$0	($260)		$377
Basic earnings (loss) per share:
Loss from continuing operations	($0.04)				($0.04)
Loss from discontinued operations, net of income tax	($0.01)				($0.01)
Gain from the sale of discontinued operations, net of income tax	$0.08				$0.07
Net income	$0.03				$0.02
Diluted earnings (loss) per share:
Loss from continuing operations	($0.04)				($0.04)
Loss from discontinued operations, net of income tax	($0.01)				($0.01)
Gain from the sale of discontinued operations, net of income tax	$0.08				$0.07
Net income	$0.03				$0.02

Shares used in computing basic earnings per share	23,838				23,838
Shares used in computing diluted earnings per share	23,838				23,838

See accompanying notes to pro forma condensed consolidated financial statements.

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share data)

		Nine Months Ended March 31, 2005
	IMSI	Allume Systems, Inc.	Pro-forma Adjustments	Notes	Pro-forma IMSI

Net revenues	$18,054	($7,641)			$10,413
Product costs	4,833	(1,417)			3,416

Gross margin	13,221	(6,224)			6,997

Costs and expenses
Sales and marketing	7,259	(2,736)			4,523
General and administrative	3,590	(817)			2,773
Research and development	3,078	(1,823)			1,255

Total operating expenses	13,927	(5,376)			8,551

Operating loss	(706)	(848)			(1,554)

Other income and (expense)
Interest and other, net	(42)	(12)			(54)
Realized and unrealized gains on marketable securities	145				145
Gain on sale of product line	33				33

Loss before income tax	(570)	(860)			(1,430)

Income tax provision	(10)				(10)

Loss from continuing operations	(580)	(860)			(1,440)

Loss from discontinued operations, net of tax	(5)				(5)
Gain from the sale of discontinued operations, net of tax	53				53

Net loss	(532)	(860)			(1,392)

Other comprehensive loss
Foreign currency translation Adjustment	(39)				(39)
Comprehensive loss	($571)	($860)			($1,431)
Basic earnings (loss) per share:
Loss from continuing operations	($0.02)				($0.05)
Loss from discontinued operations, net of income tax	($0.00)				($0.00)
Gain from the sale of discontinued operations, net of income tax	$0.00				$0.00
Net loss	($0.02)				($0.05)
Diluted earnings (loss) per share:
Loss from continuing operations	($0.02)				($0.05)
Loss from discontinued operations, net of income tax	($0.00)				($0.00)
Gain from the sale of discontinued operations, net of income tax	$0.00				$0.00
Net loss	($0.02)				($0.05)

Shares used in computing basic earnings per share	27,623				27,623
Shares used in computing diluted earnings per share	27,623				27,623

See accompanying notes to pro forma condensed consolidated financial statements.

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(In thousands, except per share data)

		March 31, 2005
	IMSI	Allume Systems, Inc.	Pro-forma Adjustments	Notes	Pro-forma IMSI
ASSETS
Current assets:
Cash and cash equivalents	$2,391	($765)	$9,745	(B)	$11,371
Restricted cash and cash equivalents			126	(B)	126
Investment in marketable securities	2,258		1,000	(B)	3,258
Receivables, less allowances for doubtful accounts	3,141	(1,121)			2,020
Inventories, net of reserves for obsolescence	1,140	(368)			772
Receivable, other (related to discontinued operations)	11,506	(220)			11,286
Other current assets	692	(692)			0
Assets related to discontinued operations	499				499
Total current assets	21,627	(3,166)	10,871		29,332

Fixed assets, net	601	(211)			390

Intangible assets
Capitalized software, net	2,587	(1,998)			589
Domain names and trademarks, net	2,667	(992)			1,675
Distribution rights, net	518	(339)			179
Capitalized customer lists, net	873	(511)			362
Goodwill	8,698	(6,810)			1,888
Total intangible assets	15,343	(10,650)			4,693

Other assets
Prepaid expense	57	(57)			0
Total other assets	57	(57)			0

Total assets	$37,628	($14,084)	$10,871		$34,415

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term debt	$1,974	($90)	$88	(C)	$1,972
Trade accounts payable	1,898	(350)			1,548
Accrued and other liabilities	1,497	(480)	581	(D)	1,598
Total current liabilities	5,369	(920)	669		5,118

Liabilities related to discontinued operations					0
Long-term debt and other obligations	3,298	(73)			3,225
Total liabilities	8,667	(993)	669		8,343

Shareholders’ equity
Common stock, no par value; 300,000,000 shares authorized; 28,296,600 shares issued and outstanding	53,375	(10,407)			42,968
Accumulated deficit	(24,305)	(2,684)	10,202		(16,787)
Accumulated other comprehensive loss	(109)				(109)
Total shareholders’ equity	28,961	(13,091)	10,202		26,072

Total liabilities and shareholders’ equity	$37,628	($14,084)	$10,871		$34,415

See accompanying notes to pro forma condensed consolidated financial statements.

Notes to Pro Forma Information

Unaudited Pro Forma Condensed Consolidated Statement of Operations

(A) The pro forma loss on sale of Allume Systems, Inc. of $260,000 is calculated as: the total consideration received of $10.7 million less: (x) the Company’s net investment in Allume Systems, Inc. of $10.4 million and (y) estimated liabilities for sales expenses of $581,000. Within this consideration received is $126,000 of escrowed funds and currently excluded from this calculation is $1.9 million in escrowed cash and Smith Micro Software, Inc. common stock consideration. Release of the $1.9 million in cash and stock would change the calculated gain (loss) on sale. Changes to the estimated preliminary working capital guarantee adjustment would change the calculated gain (loss) on sale.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

(B) The pro forma activity proceeds of the sale of Allume Systems, Inc. At the closing on July 1, 2005, the Company received cash proceeds of $9.7 million and marketable securities of $1.0 million. Escrow amounts included $1,250,000 in cash and Smith Micro Software, Inc. common stock valued at $750,000. $126,000 of the escrowed amount is currently shown as consideration. The market value of the common stock is based on the average of the closing price of the Purchaser’s stock on the ten (10) trading days ended June 29, 2005.

(C) The pro forma adjustment to short term debt and other obligations of $88,000 is an estimated preliminary working capital guarantee adjustment.

(D) The pro forma adjustment to accrued and other liabilities includes pro forma sale expenses of $581,000 for severance, accounting, legal and escrow fees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.

Dated: October 18, 2005	By:	/s/ MARTIN WADE, III

Name: Martin Wade, III Title: Chief Executive Officer